EXHIBIT 10.1

JOINDER TO AMENDED AND RESTATED CREDIT AGREEMENT AND CREDIT DOCUMENTS

This JOINDER TO AMENDED AND RESTATED CREDIT AGREEMENT AND CREDIT DOCUMENTS (this “Joinder”), is dated this 21st day of December, 2007, by and among StoneMor Arkansas Subsidiary LLC, an Arkansas limited liability company, StoneMor California, Inc., a California corporation, StoneMor California Subsidiary, Inc., a California corporation, StoneMor Florida Subsidiary LLC, a Florida limited liability company, StoneMor Hawaii LLC, a Hawaii limited liability company, StoneMor Hawaii Subsidiary LLC, a Hawaii limited liability company, StoneMor Iowa LLC, an Iowa limited liability company, StoneMor Iowa Subsidiary LLC, an Iowa limited liability company, StoneMor Puerto Rico LLC, a Puerto Rico limited liability company, StoneMor Puerto Rico Subsidiary LLC, a Puerto Rico limited liability company, StoneMor South Carolina LLC, a South Carolina limited liability company, StoneMor South Carolina Subsidiary LLC, a South Carolina limited liability company and StoneMor Tennessee Subsidiary, Inc., a Tennessee corporation, Alderwoods (Ohio) Cemetery Holdings, Inc., an Ohio nonprofit corporation, Highland Memorial Park, Inc., an Ohio nonprofit corporation, Hillside Memorial Park Association, Inc., an Ohio nonprofit corporation, Northlawn Memorial Gardens, an Ohio nonprofit corporation, and Sierra View Memorial Park, a California nonprofit corporation (each a “New Borrower”, and collectively, the “New Borrowers”), the other Credit Parties (as defined below), the Lenders (as defined below), Bank of America, N.A., a national banking association organized and existing under the laws of the United States of America, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Collateral Agent for the benefit of the Lenders and other Secured Creditors (in such capacity, the “Collateral Agent”), as Swing Line Lender and as L/C Issuer.

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement entered into on August 15, 2007, by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company set forth on the signature pages thereto (together with the Operating Company, the “Existing Borrowers” and collectively with the New Borrowers the “Borrowers” and together with the General Partner and the Partnership, collectively the “Credit Parties”), the lenders party thereto (the “Lenders”), and the Administrative Agent (as so amended, and as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility and an acquisition line in the maximum aggregate principal amount of Sixty-Five Million Dollars ($65,000,000).

B. Pursuant to the Credit Agreement and the Credit Documents, the Existing Borrowers have granted to the Collateral Agent, for the benefit of the Lenders and other Secured Creditors, a lien on and security interest in substantially all of their property and assets to secure all Secured Obligations.

C. The Operating Company and certain of its subsidiaries (collectively, the “Buyers”) entered into an Asset Purchase and Sale Agreement (the “Purchase Agreement”), dated December 4, 2007, with SCI Funeral Services, Inc., an Iowa corporation, and certain of its subsidiaries (collectively, the “Sellers”), pursuant to which, as of the closing thereunder the Buyers will purchase certain cemeteries, funeral homes and other assets of the Sellers (the “Acquired Assets”) for an aggregate consideration of Sixty-Eight Million Dollars ($68,000,000), subject to adjustment, as described and set forth in the Purchase Agreement.

D. Each New Borrower will benefit, directly and indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

Now, therefore, for value received, and in consideration of Loans made or to be made, and other credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, each New Borrower and each other Credit Party hereby agrees as follows:

1. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement or the Intercreditor Agreement (as defined in the Credit Agreement), as applicable.

2. Each Borrower represents and warrants that the purchase of the Acquired Assets pursuant to the Purchase Agreement, including, without limitation, the making of any Loans relating thereto, conforms, or will conform at the time of the related acquisition, in all respects with all the requirements of the Credit Agreement.

3. Each New Borrower acknowledges and agrees that it hereby agrees to join as a “Borrower” under the Credit Agreement, and to join, in the same capacity as the Existing Borrowers, in the Notes, the Intercreditor Agreement, the Security Agreement, the Pledge Agreement, and the other Security Documents and Credit Documents.

4. This Joinder is effective upon the date of the New Borrowers’ execution and delivery hereof to the Administrative Agent and upon such execution and delivery, all references in: (a) the Credit Agreement and other Credit Documents to the terms “Borrower” or “Borrowers”; (b) the Pledge Agreement to the terms “Pledgor” or “Pledgors”; and (c) the Security Agreement to the terms “Debtor” and “Debtors”, shall be deemed to include the New Borrowers. Without limiting the generality of the foregoing, each New Borrower hereby affirms all grants (including the grant of a lien and security interest), covenants, agreements, representations, and warranties (except to the extent expressly relating to an earlier date) contained in the Credit Agreement, the Pledge Agreement, and the Security Agreement, as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Borrowers or in which any New Borrower from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Secured Obligations, whether now existing or hereafter arising, each New Borrower does hereby grant to Collateral Agent, for the benefit of the Secured Creditors, and hereby agrees that Collateral Agent has and shall continue to have, for the benefit of the Secured Creditors, a Lien on, among other things, substantially all of the New Borrowers’ property and assets, constituting Collateral of the New Borrowers, and each and all granting clauses in the Credit Documents are incorporated herein by reference with the same force and effect as if set forth herein in their entirety except that all references in such clauses to the Borrowers or any of them shall be deemed to include references to the New Borrowers or any of them. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of Collateral Agent under the Security Agreement, the Pledge Agreement or any other Credit Document.

5. The information set forth on Schedule A hereto, shall be added to various Annexes to the Pledge Agreement and the Security Agreement described thereon, and such Annexes are amended hereby.

6. In connection with the execution and delivery of this Joinder, the Existing Borrowers and the New Borrowers have delivered to the Administrative Agent or the Collateral Agent, as appropriate, such deliveries as are required by the Credit Agreement, including, without limitation: (a) certificates representing the Equity Interest in each New Borrower, together with assignments in blank (or such other similar deliveries as may be appropriate in the reasonable discretion of the Administrative Agent); (b) allonges joining each New Borrower to each Note; (c) a master secretary’s certificate attaching the organizational documents and authorizing resolutions for each New Borrower and any other applicable Credit Party; (d) mortgages, deeds of trust and other real estate related documentation; (e) the complete executed Purchase Agreement, certified by the Operating Company; and (f) legal opinions with respect to the above deliveries.

7. Each New Borrower represents and warrants that upon becoming a Borrower, such New Borrower, as applicable, is in compliance in all material respects, with all representations and warranties, is and shall be bound by and agrees to comply with the covenants contained in the Credit Agreement and other Credit Documents and is not in default in the performance or observation of any covenant or condition under the Credit Agreement or any Credit Document.

8. Each New Borrower hereby acknowledges and agrees that the Secured Obligations are secured by all of its assets constituting Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement and the Pledge Agreement to the same extent and with the same force and effect as if such New Borrower had originally been one of the Borrowers under the Credit Agreement and had originally executed the same as such a Borrower.

9. Except as specifically modified hereby, all of the terms and conditions of the Credit Agreement and other Credit Documents shall remain unchanged and in full force and effect.

10. Each New Borrower agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent, or the Collateral Agent, may reasonably deem necessary or proper to carry out more effectively the purposes of this Joinder and the other Credit Documents.

11. No reference to this Joinder need be made in the Credit Agreement or in any other Credit Document, and any reference to any Credit Document in any Credit Document shall be deemed a reference to the Credit Documents as modified hereby, and to include this Joinder, allonges and all other documents executed and delivered in connection herewith.

12. This Joinder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. This Joinder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

14. This Joinder may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

15. Each New Borrower hereby waives acceptance of this Joinder by any of the Secured Creditors.

16. Section 10.10(e) of the Credit Agreement shall be applicable to all New Borrowers that are Controlled Non-Profits and nothing contained in this Joinder is intended to modify the limitations set forth in Section 10.10(e) with respect to the liability of such New Borrowers or the Obligations secured by the Collateral of such New Borrowers.

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This Joinder to Amended and Restated Credit Agreement and Credit Documents is hereby delivered, acknowledged and agreed to as of the date first above written.

New Borrowers

StoneMor Arkansas Subsidiary LLC

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Florida Subsidiary LLC

StoneMor Hawaii LLC

StoneMor Hawaii Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Tennessee Subsidiary, Inc.

Alderwoods (Ohio) Cemetery Holdings, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

Northlawn Memorial Gardens

Sierra View Memorial Park

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named New Borrowers

Joinder

New Borrowers Signature Page

Credit Parties

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Paul Waimberg, Vice President of Finance

STONEMOR PARTNERS L.P.
	By:	STONEMOR GP LLC its General Partner

By:	/s/ Paul Waimberg
Paul Waimberg, Vice President of Finance

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Paul Waimberg, Vice President of Finance

Joinder

Credit Parties Signature Page

Additional Credit Parties

Alleghany Memorial Park LLC

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park LLC

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bedford County Memorial Park LLC

Bedford County Memorial Park Subsidiary LLC

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park LLC

Birchlawn Burial Park Subsidiary, Inc.

Blue Ridge Memorial Gardens LLC

Blue Ridge Memorial Gardens Subsidiary LLC

Butler County Memorial Park LLC

Butler County Memorial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments LLC

Cemetery Investments Subsidiary, Inc.

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

Chartiers Cemetery LLC

Chartiers Cemetery Subsidiary LLC

Clover Leaf Park Cemetery Association

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Columbia Memorial Park Subsidiary, Inc.

The Coraopolis Cemetery LLC

The Coraopolis Cemetery Subsidiary LLC

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia LLC

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park LLC

Glen Haven Memorial Park Subsidiary, Inc.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

Green Lawn Memorial Park LLC

Green Lawn Memorial Park Subsidiary LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park LLC

Henry Memorial Park Subsidiary, Inc.

J.V. Walker LLC

J.V. Walker Subsidiary LLC

Juniata Memorial Park LLC

Juniata Memorial Park Subsidiary LLC

KIRIS LLC

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery LLC

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South LLC

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park LLC

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Cemetery LLC

Laurelwood Cemetery Subsidiary LLC

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] LLC

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery LLC

Lorraine Park Cemetery Subsidiary, Inc.

Melrose Land LLC

Melrose Land Subsidiary LLC

Modern Park Development LLC

Modern Park Development Subsidiary, Inc.

Morris Cemetery Perpetual Care Company

Mount Lebanon Cemetery LLC

Mount Lebanon Cemetery Subsidiary LLC

Mt. Airy Cemetery LLC

Mt. Airy Cemetery Subsidiary LLC

Oak Hill Cemetery LLC

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland LLC

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Pennsylvania LLC

Osiris Holding of Pennsylvania Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

Osiris Holding of Rhode Island LLC

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

The Prospect Cemetery LLC

The Prospect Cemetery Subsidiary LLC

Prospect Hill Cemetery LLC

Prospect Hill Cemetery Subsidiary LLC

PVD Acquisitions LLC

PVD Acquisitions Subsidiary, Inc.

Riverside Cemetery LLC

Riverside Cemetery Subsidiary LLC

Riverview Memorial Gardens LLC

Riverview Memorial Gardens Subsidiary LLC

Rockbridge Memorial Gardens LLC

Rockbridge Memorial Gardens Subsidiary Company

Rolling Green Memorial Park LLC

Rolling Green Memorial Park Subsidiary LLC

Rose Lawn Cemeteries LLC

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development LLC

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery LLC

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park LLC

Shenandoah Memorial Park Subsidiary, Inc.

Southern Memorial Sales LLC

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens LLC

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales LLC

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham LLC

Stitham Subsidiary, Incorporated

StoneMor Alabama LLC

StoneMor Alabama Subsidiary, Inc.

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Georgia LLC

StoneMor Georgia Subsidiary, Inc.

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Funeral Services, Inc.

StoneMor North Carolina Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Washington, Inc.

StoneMor Washington Subsidiary LLC

Sunset Memorial Gardens LLC

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park LLC

Sunset Memorial Park Subsidiary, Inc.

Temple Hill LLC

Temple Hill Subsidiary Corporation

Tioga County Memorial Gardens LLC

Tioga County Memorial Gardens Subsidiary LLC

Tri-County Memorial Gardens LLC

Tri-County Memorial Gardens Subsidiary LLC

Twin Hills Memorial Park and Mausoleum LLC

Twin Hills Memorial Park and Mausoleum Subsidiary LLC

The Valhalla Cemetery Company LLC

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service LLC

Virginia Memorial Service Subsidiary Corporation

WNCI LLC

W N C Subsidiary, Inc.

Westminster Cemetery LLC

Westminster Cemetery Subsidiary LLC

Wicomico Memorial Parks LLC

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

Woodlawn Memorial Gardens LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

Woodlawn Memorial Gardens Subsidiary LLC

Woodlawn Memorial Park LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

ACKNOWLEDGED BY:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Matthew S. Hichborn
Name:	Matthew S. Hichborn
Title:	Assistant Vice President

Joinder

Collateral Agent Signature Page

SCHEDULE A

ADDITION TO ANNEX C TO SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPES OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Name of Debtor (Exact Legal Name)	Jurisdiction of Organization/ Location	Type of Organization	Organizational ID Number	Prior Name	Successor By
StoneMor Arkansas Subsidiary LLC	Arkansas	Limited Liability Company	800121002	N/A	N/A

StoneMor California, Inc.	California	Corporation	C3051630	N/A	N/A

StoneMor California Subsidiary, Inc.	California	Corporation	C3051631	N/A	N/A

StoneMor Florida Subsidiary LLC	Florida	Limited Liability Company	L07000105449	N/A	N/A

StoneMor Hawaii LLC	Hawaii	Limited Liability Company	56677 C5	N/A	N/A

StoneMor Hawaii Subsidiary LLC	Hawaii	Limited Liability Company	56820 C5	N/A	N/A

StoneMor Iowa LLC	Iowa	Limited Liability Company	353116	N/A	N/A

StoneMor Iowa Subsidiary LLC	Iowa	Limited Liability Company	353115	N/A	N/A

StoneMor Puerto Rico LLC	Puerto Rico	Limited Liability Company	819	N/A	N/A

StoneMor Puerto Rico Subsidiary LLC	Puerto Rico	Limited Liability Company	820	N/A	N/A

StoneMor South Carolina LLC	South Carolina	Limited Liability Company	071025-0124	N/A	N/A

StoneMor South Carolina Subsidiary LLC	South Carolina	Limited Liability Company	071025-0126	N/A	N/A

StoneMor Tennessee Subsidiary, Inc.	Tennessee	Corporation	0561540	N/A	N/A

Alderwoods (Ohio) Cemetery Holdings, Inc.	Ohio	Not for profit corporation	691797	Forest Hills Memorial Gardens, Inc.	Name Change

Highland Memorial Park, Inc.	Ohio	Not for profit corporation	323052	N/A	N/A

Hillside Memorial Park Association, Inc.	Ohio	Not for profit corporation	132585	Ellet Memorial Cemetery Association, Inc.	Name Change

Northlawn Memorial Gardens	Ohio	Not for profit corporation	545880	N/A	N/A

Sierra View Memorial Park	California	Not for profit corporation	129581	N/A	N/A

ADDITION TO ANNEX A TO PLEDGE AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPES OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Pledgor (Exact Legal Name)	Jurisdiction of Organization/ Location	Type of Organization	Organizational ID Number
StoneMor Arkansas Subsidiary LLC	Arkansas	Limited Liability Company	800121002

StoneMor California, Inc.	California	Corporation	C3051630

StoneMor California Subsidiary, Inc.	California	Corporation	C3051631

StoneMor Florida Subsidiary LLC	Florida	Limited Liability Company	L07000105449

StoneMor Hawaii LLC	Hawaii	Limited Liability Company	56677 C5

StoneMor Hawaii Subsidiary LLC	Hawaii	Limited Liability Company	56820 C5

StoneMor Iowa LLC	Iowa	Limited Liability Company	353116

StoneMor Iowa Subsidiary LLC	Iowa	Limited Liability Company	353115

StoneMor Puerto Rico LLC	Puerto Rico	Limited Liability Company	819

StoneMor Puerto Rico Subsidiary LLC	Puerto Rico	Limited Liability Company	820

StoneMor South Carolina LLC	South Carolina	Limited Liability Company	071025-0124

StoneMor South Carolina Subsidiary LLC	South Carolina	Limited Liability Company	071025-0126

StoneMor Tennessee Subsidiary, Inc.	Tennessee	Corporation	0561540

Pledgor (Exact Legal Name)	Jurisdiction of Organization/ Location	Type of Organization	Organizational ID Number
Alderwoods (Ohio) Cemetery Holdings, Inc.	Ohio	Not for profit corporation	691797

Highland Memorial Park, Inc.	Ohio	Not for profit corporation	323052

Hillside Memorial Park Association, Inc.	Ohio	Not for profit corporation	132585

Northlawn Memorial Gardens	Ohio	Not for profit corporation	545880

Sierra View Memorial Park	California	Not for profit corporation	129581

ADDITION TO ANNEX D TO PLEDGE AGREEMENT

LIST OF LIMITED LIABILITY INTERESTS

Entity	Units Issued	Ownership of Equity Outstanding
StoneMor California Subsidiary, Inc.	100 shares common stock	Cornerstone Family Services of West Virginia Subsidiary, Inc., 100% of outstanding equity issued.

StoneMor California Subsidiary, Inc.	100 shares common stock	Cornerstone Family Services of West Virginia Subsidiary, Inc., 100% of outstanding equity issued.

StoneMor Tennessee Subsidiary, Inc.	100 shares common stock	Cornerstone Family Services of West Virginia Subsidiary, Inc., 100% of outstanding equity issued.

ADDITION TO ANNEX D TO PLEDGE AGREEMENT

LIST OF LIMITED LIABILITY INTERESTS

Entity	Units Issued	Ownership of Equity Outstanding
StoneMor Arkansas Subsidiary LLC	100 membership units	Cornerstone Family Services of West Virginia Subsidiary, Inc.

StoneMor Florida Subsidiary LLC	100 membership units	Cornerstone Family Services of West Virginia Subsidiary, Inc.

StoneMor Hawaii LLC	100 membership units	StoneMor Operating LLC

StoneMor Hawaii Subsidiary LLC	100 membership units	Cornerstone Family Services of West Virginia Subsidiary, Inc.

StoneMor Iowa LLC	100 membership units	StoneMor Operating LLC

StoneMor Iowa Subsidiary LLC	100 membership units	Cornerstone Family Services of West Virginia Subsidiary, Inc.

StoneMor Puerto Rico LLC	100 membership units	StoneMor Operating LLC

StoneMor Puerto Rico Subsidiary LLC	100 membership units	Cornerstone Family Services of West Virginia Subsidiary, Inc.

StoneMor South Carolina LLC	100 membership units	StoneMor Operating LLC

StoneMor South Carolina Subsidiary LLC	100 membership units	Cornerstone Family Services of West Virginia Subsidiary, Inc.